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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 4, 2004
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                    TRINITY PARTNERS ACQUISITION COMPANY INC.
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                    000-50860                20-1025065
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(State or Other Jurisdiction         (Commission              (IRS Employer
      of Incorporation)              File Number)           Identification No.)


245 Fifth Avenue, Suite 1600, New York, New York                 10016
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   (Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code:  (212) 696-4282
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

     On August 4, 2004, the initial public offering ("IPO") of 143,750 Series A Units ("Series A Units") and 747,500 Series B Units ("Series B Units") of Trinity Partners Acquisition Company Inc. (the "Company"), including 18,750 Series A Units and 97,500 Series B Units issued upon exercise of the underwriters' over-allotment option, was consummated. Each Series A Unit consists of two shares of Common Stock, $.0001 par value per share ("Common Stock"), two Class W Warrants ("Class W Warrants"), each to purchase one share of Common Stock, and two Class Z Warrants ("Class Z Warrants"), each to purchase one share of Common Stock. Each Series B Unit consists of two shares of Class B Common Stock, $.0001 par value per share ("Class B Stock"), one Class W Warrant and one Class Z Warrant. The Series A Units were sold at an offering price of $10.50 per Series A Unit and the Series B Units were sold at an offering price of $10.10 per Series B Unit, generating gross proceeds of $9,059,125. Audited financial statements as of August 4, 2004 reflecting receipt of the proceeds upon consummation of the IPO have been issued by the Company and are included as
Exhibit 99.1 to this Current Report on Form 8-K.

     A copy of the press release announcing the consummation of the IPO is included as Exhibit 99.2 to this Current Report on Form 8-K.

ITEM 7. FINANCIAL STATEMENT, PRO FORMAL FINANCIAL INFORMATION AND EXHIBITS

        (c)  Exhibits:

             Exhibit 99.1       Audited Financial Statements

             Exhibit 99.2       Press release dated August 4, 2004

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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 4, 2004                               TRINITY PARTNERS ACQUISITION
                                                    COMPANY INC.



                                                    By: /s/ Lawrence Burstein
                                                        ---------------------
                                                        Lawrence Burstein
                                                        President